UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 6, 2011

Commission File Number	Registrant, State of Incorporation; Address; Telephone Number	I.R.S. Employer Identification Number

001-14759	DRIVETIME AUTOMOTIVE GROUP, INC.	86-0721358
(A Delaware Corporation) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600

333-169730	DT ACCEPTANCE CORPORATION	82-0587346
(An Arizona Corporation) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600

333-169730-02	DT JET LEASING, LLC	27-1063772
(An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600

333-169730-04	DRIVETIME SALES AND FINANCE COMPANY, LLC	86-0657074
(An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600

333-169730-05	DT CREDIT COMPANY, LLC	86-0677984
(An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600

333-169730-06	DRIVETIME CAR SALES COMPANY, LLC	86-0683232
(An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

DriveTime Automotive Group, Inc., a Delaware corporation (“DTAG”), and DT Acceptance Corporation, an Arizona corporation (“DTAC” and together with DTAG, the “Issuers”) are co-issuers, jointly and severally of the 12.625% Senior Secured Notes Due 2017 (the “Notes”) pursuant to the Indenture, dated as of June 4, 2010 (the “Indenture”) among the Issuers, the Guarantors party thereto and Wells Fargo Bank, National Association, as Trustee and Collateral Agent (the “Trustee”). Pursuant to Section 4.10 of the Indenture any subsidiary of the Issuers created after the Issue Date (as defined in the Indenture) is required to become a Guarantor under the Indenture and guarantee the Issuers’ obligations under the Notes. On August 24, 2011, DriveTime Ohio Company, LLC (“DriveTime Ohio”), a wholly-owned subsidiary of DTAG, was formed. Accordingly, on October 6, 2011, the Issuers, DriveTime Ohio and the Trustee entered into the Third Supplemental Indenture (the “Third Supplemental Indenture”) whereby DriveTime Ohio became a Guarantor under the Indenture and agreed to be bound by the terms of the Indenture applicable to Guarantors.

The foregoing description of the Indenture and the Third Supplemental Indenture is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Indenture which is filed as Exhibit 4.1.1 to the Amendment No. 1 to the Form S-4 Registration Statement filed on October 19, 2010 and the Third Supplemental Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

4.1	Third Supplemental Indenture, dated October 6, 2011, by and among DriveTime Automotive Group, Inc., DT Acceptance Corporation, Wells Fargo Bank, National Association, as Trustee and Collateral Agent and DriveTime Ohio Company, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2011	DRIVETIME AUTOMOTIVE GROUP, INC.

	By:	/s/ Mark G. Sauder

Mark G. Sauder
Chief Financial Officer

Date: October 13, 2011	DT ACCEPTANCE CORPORATION

	By:	/s/ Mark G. Sauder

Mark G. Sauder
Chief Financial Officer

Date: October 13, 2011	DT JET LEASING, LLC

	By:	/s/ Raymond C. Fidel

Raymond C. Fidel
President, Chief Executive Officer and Manager

Date: October 13, 2011	DRIVETIME SALES AND FINANCE COMPANY, LLC

	By:	/s/ Raymond C. Fidel

Raymond C. Fidel
President, Chief Executive Officer and Manager

Date: October 13, 2011	DT CREDIT COMPANY, LLC

	By:	/s/ Raymond C. Fidel

Raymond C. Fidel
President and Manager

Date: October 13, 2011	DRIVETIME CAR SALES COMPANY, LLC

	By:	/s/ Raymond C. Fidel

Raymond C. Fidel
President and Manager

EXHIBIT INDEX

Exhibit No.	Description

4.1	Third Supplemental Indenture, dated October 6, 2011, by and among DriveTime Automotive Group, Inc., DT Acceptance Corporation, Wells Fargo Bank, National Association, as Trustee and Collateral Agent and DriveTime Ohio Company, LLC